UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

 _________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2026

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LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

Delaware	001-06631	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Battery Street

San Francisco, California 94111

(Address of principal executive offices) (Zip Code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

 _________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LEVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Levi Strauss & Co. (the “Company”) recently detected that the Company experienced a cybersecurity incident in which an unauthorized third party gained access to Company files through social engineering techniques that enabled unauthorized access to three employees’ Company-issued computers. Following such detection, the Company initiated response protocols, implemented containment measures, launched an investigation, which remains ongoing and engaged the services of third-party cybersecurity experts.

Based on preliminary findings from the Company’s investigation, the Company believes that certain corporate information was accessed and exfiltrated as a result of the incident. As of the date of this filing, the Company believes that its rapid response efforts successfully contained and terminated the unauthorized access, and that no consumer data was impacted. The Company has not experienced any interruption in business operations as a result of the incident.

Based on information available as of the date of this filing, the Company does not believe the incident has had, or is reasonably likely to have, a material impact on the Company’s business strategy, operations, financial condition, or results of operations.

The Company has provided and will provide notifications to affected parties and applicable regulators as appropriate and in accordance with applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the scope, impact, and anticipated consequences of the cybersecurity incident described herein. The Company has based these forward-looking statements on its current reasonable assumptions, expectations and projections about future events. These forward-looking statements are necessary estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties, some of which are beyond our control, that could cause actual results to differ materially from those suggested by the forward-looking statements. Investors should consider the information contained in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for fiscal year 2025 and its most recently-filed Quarterly Report on Form 10-Q. The Company undertakes no obligation to revise or update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	August 7, 2026	By:	/s/ David Jedrzejek
		Name:	David Jedrzejek
		Title:	Senior Vice President and General Counsel